Exhibit 99.2
Blucora, Inc.
Supplemental Information
June 30, 2014

Blucora Consolidated Financial Results
(in thousands except %s and net income per share, rounding differences may exist)

	2012		2013									2014
	FYE 12/31		1Q		2Q		3Q		4Q		FYE 12/31	1Q	2Q
Segment Revenue
Search and Content (1)	$344,814		$100,601		$94,497		$107,742		$125,624		$428,464	$106,765	$79,818
Tax Preparation (2)	62,105		64,737		22,684		1,749		2,043		91,213	72,279	26,452
E-Commerce (3)	—		—		—		14,630		39,673		54,303	37,139	35,299
Total	$406,919		$165,338		$117,181		$124,121		$167,340		$573,980	$216,183	$141,569
Segment Income (Loss) (4)
Search and Content (1)	$62,185		$18,270		$17,912		$21,319		$25,003		$82,504	$19,230	$14,032
Tax Preparation (2)	30,052		30,784		14,438		(1,605)		(3,018)		40,599	37,402	17,211
E-Commerce (3)	—		—		—		906		4,061		4,967	3,478	2,378
Total	$92,237		$49,054		$32,350		$20,620		$26,046		$128,070	$60,110	$33,621
Segment Income (Loss) % of Revenue
Search and Content	18%		18%		19%		20%		20%		19%	18%	18%
Tax Preparation	48%		48%		64%		(92)%		(148)%		45%	52%	65%
E-Commerce	na		na		na		na		10%		9%	9%	7%
Total	23%		30%		28%		17%		16%		22%	28%	24%
Unallocated Corporate Operating Expense (4)	$11,798	(5)	$3,198		$3,135		$4,025	(6)	$3,471		$13,829	$3,222	$3,833
Adjusted EBITDA	$80,439		$45,856		$29,215		$16,595		$22,575		$114,241	$56,888	$29,788
Other Unallocated (4)
Stock-based compensation	$13,223	(7)	$2,485		$2,753		$3,252	(8)	$3,037		$11,527	$3,408	$2,958	(9)
Depreciation	3,812		1,003		990		1,126		1,357		4,476	1,395	1,414
Amortization of intangible assets	19,199		5,109		5,095		6,090	(10)	7,495		23,789	7,469	7,642	(11)
Interest income	(131)		(55)		(109)		(42)		(94)		(300)	(108)	(88)
Interest expense	3,522		1,148		2,890	(12)	2,669		2,756		9,463	3,015	2,764
Amortization of debt issuance costs	820		107		476	(12)	258		267		1,108	281	284
Accretion of debt discounts	325		161		949	(12)	862		866		2,838	906	916
(Gain) loss on derivative instrument	2,346		(348)		2,323		3,956		5,721	(13)	11,652	—	—
Impairment of equity investment in privately-held company	—		—		—		3,711		—		3,711	—	—
Loss on debt extinguishment and modification expense	—		—		—		1,593		—		1,593	—	—
Other (income) loss, net	(205)		(8)		(225)		111		(320)		(442)	(25)	(152)
Total	$42,911		$9,602		$15,142		$23,586		$21,085		$69,415	$16,341	$15,738
Income (Loss) Before Taxes	$37,528		$36,254		$14,073		$(6,991)		$1,490		$44,826	$40,547	$14,050
Income Tax (Benefit) Expense
Cash	$1,443		$1,472		$435		$(517)		$498		$1,888	$2,241	$1,435
Non-cash (14)	13,559		11,174		5,232		7		2,126		18,539	12,319	3,878
Total	$15,002		$12,646		$5,667		$(510)		$2,624		$20,427	$14,560	$5,313
GAAP Net Income (Loss)	$22,526		$23,608		$8,406		$(6,481)		$(1,134)		$24,399	$25,987	$8,737
GAAP Net Income (Loss) Per Share - diluted	$0.54		$0.53	(15)	$0.20		$(0.16)		$(0.03)		$0.56	$0.58	$0.20
Non-GAAP Net Income	$70,760		$41,997		$24,632		$12,970		$18,095		$97,694	$50,003	$23,908
Non-GAAP Net Income Per Share - diluted	$1.70		$0.95		$0.58		$0.30	(16)	$0.40	(17)	$2.25	$1.12	$0.55
Outstanding Shares	40,832		40,933		41,143		41,176		42,083		42,083	42,203	41,039
Basic Shares - GAAP	40,279		40,911		41,050		41,088		41,566		41,201	42,162	41,570
Diluted Shares - GAAP	41,672		44,294		42,724		41,088		41,566		43,480	44,521	43,084
Cash & Short-term Investments	$162,288		$401,677		$415,493		$248,382		$333,705		$333,705	$336,390	$278,620
Outstanding Debt - Principal Amount (18)	74,496		275,746		265,746		266,634		322,634		322,634	278,634	266,634
Net Cash	$87,792		$125,931		$149,747		$(18,252)		$11,071		$11,071	$57,756	$11,986
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)	On May 30, 2014, we acquired HowStuffWorks ("HSW"). The Search and Content segment, formerly known as the Search segment, includes the financial results of HSW beginning on May 30, 2014.

(2)
On January 31, 2012, we acquired TaxACT, Inc. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year. Amounts for 2012 represented the results of operations for the TaxACT business from January 31, 2012 to December 31, 2012.

(3)	On August 22, 2013, we acquired Monoprice, Inc. Amounts for 2013 represented the results of operations for the Monoprice business from August 22, 2013 to December 31, 2013.

(4)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of intangible assets, other income/loss, net, or income tax benefit/expense to the reportable segments. The general and administrative costs are included in Unallocated Corporate Operating Expense.

(5)	Amount in 2012 included $1.1 million in transaction costs related to the TaxACT acquisition.

(6)	Amount for 3Q13 included $0.6 million in transaction costs related to the Monoprice acquisition.

(7)
Amount in 2012 included $5.2 million in stock-based compensation in association with the modification of the terms of a warrant and the vesting of non-employee performance-based stock options upon completion of the TaxACT acquisition.

(8)	In 3Q13, $0.5 million in stock-based compensation was recorded in association with the vesting of performance-based stock options upon completion of the Monoprice acquisition.

(9)	In 2Q14, $0.3 million in stock-based compensation was recorded in association with the vesting of performance-based stock options upon completion of the HSW acquisition.

(10)	Amount for 3Q13 included $1.0 million related to amortization of acquired intangible assets related to the Monoprice acquisition.

(11)	Amount for 2Q14 included $0.2 million related to amortization of acquired intangible assets related to the HSW acquisition.

(12)	Interest expense, amortization of debt issuance costs, and accretion of debt discounts included amounts associated with the Convertible Senior Notes issued on March 15, 2013.

(13)	Warrant was exercised during 4Q13.

(14)
Amounts represent the non-cash portion of income tax expense from continuing operations. We exclude the non-cash portion of income tax expense because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of US federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.

(15)
Calculation excluded the income effect of a dilutive derivative instrument and the Convertible Senior Notes in 1Q13. Related to the Notes, we received shareholder approval for flexible settlement in May 2013.

(16)	Calculation in 3Q13 used 43,142,000 diluted shares due to non-GAAP net income.

(17)	Calculation in 4Q13 used 45,716,000 diluted shares due to non-GAAP net income.

(18)
2012 included the TaxACT 2012 credit facility, issued in January 2012 in connection with the TaxACT acquisition and refinanced during 3Q13 on more favorable terms (the TaxACT 2013 credit facility), 1Q13 included the Convertible Senior Notes issued in March 2013, and 4Q13 included the Monoprice 2013 credit facility issued in November 2013.

Blucora Reconciliation of Non-GAAP Financial Measures (1)
(in thousands except net income per share, rounding differences may exist)

	2012	2013					2014
	FYE 12/31	1Q	2Q	3Q	4Q	FYE 12/31	1Q	2Q
Adjusted EBITDA
Net income (loss) (2)	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399	$25,987	$8,737
Stock-based compensation	13,223	2,485	2,753	3,252	3,037	11,527	3,408	2,958
Depreciation and amortization of intangible assets	23,011	6,112	6,085	7,216	8,852	28,265	8,864	9,056
Other loss, net (3)	6,677	1,005	6,304	13,118	9,196	29,623	4,069	3,724
Income tax (benefit) expense	15,002	12,646	5,667	(510)	2,624	20,427	14,560	5,313
Adjusted EBITDA	$80,439	$45,856	$29,215	$16,595	$22,575	$114,241	$56,888	$29,788
Non-GAAP Net Income
Net income (loss) (2)	$22,526	$23,608	$8,406	$(6,481)	$(1,134)	$24,399	$25,987	$8,737
Stock-based compensation	13,223	2,485	2,753	3,252	3,037	11,527	3,408	2,958
Amortization of acquired intangible assets	19,199	5,109	5,095	6,090	7,495	23,789	7,469	7,642
Accretion of debt discount on Convertible Senior Notes	—	132	841	843	858	2,674	874	890
(Gain) loss on derivative instrument	2,346	(348)	2,323	3,956	5,721	11,652	—	—
Impairment of equity investment in privately-held company	—	—	—	3,711	—	3,711	—	—
Loss on debt extinguishment and modification expense	—	—	—	1,593	—	1,593	—	—
Cash tax impact of adjustments to GAAP net income	(93)	(163)	(17)	(1)	(8)	(189)	(54)	(197)
Non-cash income tax expense (1)	13,559	11,174	5,231	7	2,126	18,538	12,319	3,878
Non-GAAP net income (4)	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694	$50,003	$23,908
Non-GAAP Net Income Per Share
Non-GAAP net income	$70,760	$41,997	$24,632	$12,970	$18,095	$97,694	$50,003	$23,908
Non-GAAP net income per share	$1.70	$0.95	$0.58	$0.30	$0.40	$2.25	$1.12	$0.55
Diluted shares	41,672	44,294	42,724	43,142	45,716	43,480	44,521	43,084

(1)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the August 7, 2014 Current Report on Form 8-K.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).

(3)
Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, gains or losses on derivative instrument, other-than-temporary impairment losses on equity investments, and adjustments to the fair values of contingent liabilities related to business combinations.

(4)
We define Non-GAAP net income differently effective with 1Q13 to include accretion of debt discount on Convertible Senior notes and effective with 3Q13 to include other-than-temporary impairment losses on equity investments and loss on debt extinguishment and modification expense. Our new definition of non-GAAP net income did not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Stock Price Sensitivity Analysis for Diluted Shares
(in thousands except share prices)
The following table illustrates the potential impact of a change in average stock price on the number of shares included in diluted shares associated with the conversion premium on the convertible notes:

Stock Price	Diluted Shares (a)
$18.83	—	(b)
$21.66	—	(c)
$22.00	144
$22.50	347
$23.00	541
$23.50	728
$24.00	906
$24.50	1,077
$25.00	1,241
$25.50	1,399
$26.00	1,551
$26.50	1,697
$27.00	1,838
$27.50	1,973
$28.00	2,104
$28.50	2,230
$29.00	2,352
$29.50	2,470
$30.00	2,583

(a)	Indicative shares associated with conversion premium on convertible notes

(b)	Average stock price for the current quarter did not exceed the conversion price of the convertible notes

(c)	Approximate conversion price

Blucora Operating Metrics - Search and Content

	2012	2013					2014
Revenue by source	FYE 12/31	1Q	2Q	3Q	4Q	FYE 12/31	1Q	2Q
Owned & Operated (B2C)	12%	12%	15%	19%	20%	17%	22%	17%
Distribution (B2B)	88%	88%	85%	81%	80%	83%	78%	83%

Blucora Operating Metrics - Tax Preparation
(in thousands except %s, rounding differences may exist)

	Tax season ended			Six months ended
Consumer e-files	April 16, 2014	April 16, 2013	% change	June 30, 2014	June 30, 2013	% change
TaxACT desktop e-files	246	270	(9)%	251	275	(9)%
TaxACT online e-files	5,067	4,865	4%	5,189	4,968	4%
TaxACT sub-total e-files	5,313	5,135	3%	5,440	5,243	4%
TaxACT Free File Alliance e-files (1)	210	147	43%	218	152	43%
TaxACT total e-files	5,523	5,282	5%	5,658	5,395	5%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.

Blucora Operating Metrics - E-Commerce

	2013					2014
	1Q	2Q	3Q	4Q	FYE 12/31	1Q	2Q
Order numbers % change (1)	16%	22%	15%	10%	15%	(2)%	(7)%

(1)	Figures represent increase (decrease) in order numbers as compared to the comparable prior period.